UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2022 (August 8, 2022)

GUSKIN GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-171636	27-1989147
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Great America Parkway, PMB 38, Ste 100

Santa Clara, CA 95054

 (Address of principal executive offices, Zip Code)

(408) 766-1511

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

GUSKIN GOLD CORP.

Form 8-K

Current Report

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 8, 2022, Guskin Gold Corp., (the “Company”) enter into an agreement (the “Service Agreement”) with Terranet Limited, a corporation formed under the laws of Ghana (“Terranet”) setting forth the terms and conditions whereby Terranet will carry out an Induced Polarization (IP) and a Ground Magnetic Surveys over the Company’s leased property known as the Kukuom’s. Terranet is based in Accra, Ghana and will be conducting the survey over the Kukuom “Open Pit” prospect. The field crew will be starting the survey mid-August which covers an estimated area of 1.6 sq. kms, with appropriately 16.8-line kms of IP, employing the pole-dipole array with a dipole spacing of 25-meter using 8 dipoles. The Ground Magnetics survey will cover approx. 40-line kms. The survey is scheduled to take approximately 6 weeks to complete, followed by analysis and interpretation of the resulting data. The Company shall pay Terranet an aggregate price of $36,700USD, with 50% deliverable prior to commencing the survey.

The foregoing description of the Service Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

On August 11, 2022, the Company issued a press release announcing the execution of the Service Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:

Exhibit No.	Description
10.1	Service Agreement by and between Guskin Gold Corp. and Terranet Limited
99.1	Press Release, dated August 11, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GUSKIN GOLD CORP.

August 11, 2022	/s/ Naana Asante
Name: Naana Asante
Title: Chief Executive Officer

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